UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06310
Legg Mason Partners Variable Income Trust
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: December 31
Date of reporting period: December 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT DECEMBER 31, 2007	Legg Mason Partners Variable Diversified Strategic Income Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners
Variable Diversified
Strategic Income Portfolio

Annual Report • December 31, 2007

What’s
Inside

Portfolio Objective
The Portfolio’s investment objective is high current income.

Letter from the Chairman	I

Portfolio Overview	1

Portfolio at a Glance	4

Portfolio Expenses	5

Portfolio Performance	7

Historical Performance	8

Schedule of Investments	9

Statement of Assets and Liabilities	23

Statement of Operations	24

Statements of Changes in Net Assets	25

Financial Highlights	26

Notes to Financial Statements	27

Report of Independent Registered Public Accounting Firm	40

Board Approval of Management and Subadvisory Agreements	41

Additional Information	46

Letter from the Chairman
R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended December 31, 2007, it weakened late in the period. In the first quarter of 2007, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. GDP growth accelerated in the third quarter to 4.9%, its strongest showing in four years. A surge in inventory-building and robust exports supported the economy during the third quarter. However, continued weakness in the housing market and an ongoing credit crunch then took their toll on the economy during the last three months of 2007. During this period, the advance estimate for GDP growth was 0.6%.
Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of the year. Shortly after the reporting period ended, the Fed continued to ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed aggressively cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%. In its statement accompanying its latest rate cut, the Fed stated:

Legg Mason Partners Variable Diversified Strategic Income Portfolio  I

“Today’s policy action, combined with those taken earlier, should help to promote moderate growth over time and to mitigate the risks to economic activity. However, downside risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”
During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling during the first three months of 2007, yields then moved steadily higher during much of the second quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended December 31, 2007, two-year Treasury yields fell from 4.82% to 3.05%. Over the same period, 10-year Treasury yields fell from 4.71% to 4.04%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 6.97%.
Increased investor risk aversion during the summer of 2007 and toward the end of the reporting period tempered the gains in the high-yield bond market over the 12 months ended December 31, 2007. During that period, the Citigroup High Yield Market Indexv returned 1.84%. While high-yield bond prices rallied several times during the period, flights to quality in June and July, as well as in November, dragged down the sector, despite continued low default rates.
Despite a dramatic flight to quality and weakness during the summer of 2007, emerging markets debt generated positive results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 6.28% over the 12 months ended December 31, 2007. Overall solid demand, an expanding

II  Legg Mason Partners Variable Diversified Strategic Income Portfolio

global economy, strong domestic spending and the Fed’s rate cuts supported the emerging market debt asset class.
Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s fiscal year and to learn how those conditions have affected Portfolio performance.

Information About Your Portfolio
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.
Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 30, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Legg Mason Partners Variable Diversified Strategic Income Portfolio  III

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Portfolio Overview

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. During the fiscal year, the bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.82% and 4.71%, respectively. After tepid gross domestic product (“GDP”)ii growth in the first quarter of 2007, the economy rebounded, inflationary pressures increased and both short- and long-term Treasury yields moved sharply higher. By mid-June, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.
However, after their June peaks, Treasury yields then moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” During this time, investors were drawn to the relative safety of Treasurys, causing their yields to fall and their prices to rise. At the same time, increased investor risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the discount rateiii and the federal funds rateiv in August and September, respectively. In October, the volatility in the bond market was less extreme before another flight to quality occurred in November, causing bond yields to fall even further. At the end of the fiscal year, two- and 10-year Treasury yields were 3.05% and 4.04%, respectively.
Given the aforementioned flights to quality, lower-rated bonds experienced periods of weakness during the fiscal year. Over the period, high-yield bonds, as measured by the Citigroup High Yield Market Indexv, returned 1.84%. This modest return was largely the result of sharp price declines in high-yield bond prices in June, July and November. The emerging debt markets also experienced periods of volatility during the year. However, continued global growth, high commodity prices and numerous Fed rate cuts helped the asset class to hold up relatively well. For the 12-month period, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 6.28%.

Performance Review
For the 12 months ended December 31, 2007, Legg Mason Partners Variable Diversified Strategic Income Portfolio1 returned 1.98%. The Portfolio’s unmanaged benchmark, the Lehman Brothers U.S. Aggregate Indexvii, returned 6.97% over the same time frame. The Portfolio’s Lipper Variable General Bond Funds Category Average2 returned 5.53% for the same period.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 51 funds in the Portfolio’s Lipper category.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report  1

Performance Snapshot as of December 31, 2007 (unaudited)

	6 Months	12 Months

Variable Diversified Strategic Income Portfolio[1]	1.64%	1.98%

Lehman Brothers U.S. Aggregate Index	5.93%	6.97%

Lipper Variable General Bond Funds Category Average[2]	4.10%	5.53%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

The 30-Day SEC Yield for the period ending December 31, 2007 for the Portfolio was 5.23%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2007, the gross total operating expenses for the Portfolio were 0.73%.

Q.	What were the most significant factors affecting Portfolio performance? What were the leading contributors to performance?

A. During the reporting period, we positioned the Portfolio in anticipation of a steepening yield curveviii. We emphasized short-dated securities in the belief that their prices would rise relative to longer-dated securities if the Fed needed to lower rates more aggressively. This was beneficial to performance as the yield curve did indeed steepen and the Fed initiated their easing cycle in the second half of the year. Short-term yields declined more than their longer-term counterparts as a result. Elsewhere, our overall long durationix strategy enhanced results as interest rates displayed a downward parallel shift during the 12-month reporting period.

What were the leading detractors from performance?

A. Due to the fallout from the U.S. subprime mortgage meltdown and several flights to quality, the Portfolio’s overweight exposure to the mortgage-backed sector detracted from performance. Within the mortgage-backed sector, we emphasized agency pass-throughs, since they are generally immune to default risk and have traditionally performed well during times of slowing economic growth. During the period, we began paying closer attention to the performance of non-agency securities. These securities continued to sell off during the year regardless of quality, seniority, credit enhancements, vintage or type. We believe non-agency bonds suffered as investors avoided these more complex structures for simpler, agency-backed structures. Given this

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 55 funds for the six-month period and among the 51 funds for the 12-month period in the Portfolio’s Lipper category.

2  Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report

sell-off, our exposure to non-agency securities also hindered our results. Elsewhere, the Portfolio’s exposure to select lower-quality corporate securities hurt performance as riskier assets sold off during the second half of the year given increased investor risk aversion.

Q. Were there any significant changes to the Portfolio during the reporting period?
A. There were no significant changes during the period.

Thank you for your investment in Legg Mason Partners Variable Diversified Strategic Income Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

January 15, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

iv	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix	Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report  3

Portfolio at a Glance (unaudited)

Investment Breakdown

4  Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report

Portfolio Expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
This example is based on an investment of $1,000 invested on July 1, 2007 and held for the six months ended December 31, 2007.

Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Beginning	Ending	Annualized	Expenses Paid
Actual Total	Account	Account	Expense	During the
Return(2)	Value	Value	Ratio	Period(3)

1.64%	$1,000.00	$1,016.40	0.96%	$4.88

(1)	For the six months ended December 31, 2007.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Portfolio Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio’s and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio’s with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Hypothetical	Beginning	Ending	Annualized	Expenses Paid
Annualized	Account	Account	Expense	During the
Total Return	Value	Value	Ratio	Period(2)

5.00%	$1,000.00	$1,020.37	0.96%	$4.89

(1)	For the six months ended December 31, 2007.

(2)	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6  Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report

Portfolio Performance

Average Annual Total Returns(1) (unaudited)

Twelve Months Ended 12/31/07	1.98%

Five Years Ended 12/31/07	5.62

Ten Years Ended 12/31/07	4.70

Cumulative Total Return(1) (unaudited)

12/31/97 through 12/31/07	58.22%

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report  7

Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the Legg Mason Partners Variable Diversified Strategic Income Portfolio vs. Lehman Brothers U.S. Aggregate Index†
(December 1997 - December 2007)

†	Hypothetical illustration of $10,000 invested in shares of the Legg Mason Partners Variable Diversified Strategic Income Portfolio on December 31, 1997, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 1, 2007. The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8  Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007)

LEGG MASON PARTNERS VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

Face
Amount	Security	Value

MORTGAGE-BACKED SECURITIES — 49.6%
FHLMC — 28.2%
	Federal Home Loan Mortgage Corp. (FHLMC):
$295,069	5.365% due 2/1/36 (a)(b)	$297,520
113,152	5.814% due 2/1/37 (a)(b)	115,117
659,625	6.062% due 3/1/37 (a)(b)	671,223
311,580	5.958% due 5/1/37 (a)(b)	315,997
276,579	5.967% due 5/1/37 (a)(b)	281,107
2,900,000	6.000% due 1/14/38 (c)	2,943,048
	Gold:
73,738	7.000% due 2/1/15-5/1/16	76,896
156,930	6.500% due 9/1/31 (b)	162,308
7,483,832	5.000% due 7/1/35-12/1/36 (b)	7,307,536
2,371,789	5.500% due 11/1/35-12/1/36 (b)	2,367,584
28,738	6.000% due 12/1/36	29,175
2,314,196	6.000% due 2/1/37-12/1/37 (b)	2,349,201
725,000	5.000% due 1/14/38 (c)	707,441
50,149	Gold Pool, 6.000% due 2/1/37	50,905

	Total FHLMC	17,675,058

FNMA — 18.2%
	Federal National Mortgage Association (FNMA):
367,481	6.500% due 3/1/16-2/1/36	380,136
1,188,606	5.500% due 12/1/16-2/1/37 (b)	1,189,326
2,200,000	5.500% due 1/17/23-1/14/38 (c)	2,203,219
800,000	6.000% due 1/17/23-1/14/38 (c)	814,719
60,141	7.500% due 2/1/30-7/1/31	64,165
129,789	7.000% due 7/1/30-2/1/32	136,753
290,533	7.000% due 11/1/31-4/1/32 (b)	306,074
118,400	6.000% due 3/1/32-4/1/32	120,704
1,371,408	6.500% due 3/1/32-11/1/36 (b)	1,410,723
670,779	6.000% due 4/1/32-12/1/37 (b)	683,165
469,997	5.000% due 2/1/36 (b)	458,918
53,419	5.000% due 2/1/36	52,160
1,700,000	5.000% due 1/14/38 (c)	1,658,828
1,900,000	6.500% due 1/14/38 (c)	1,953,141

	Total FNMA	11,432,031

See Notes to Financial Statements.

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Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

GNMA — 3.2%
	Government National Mortgage Association (GNMA):
$43,535	7.000% due 6/15/28-7/15/29	$46,213
150,822	6.500% due 9/15/28-2/15/31	156,543
83,053	6.500% due 1/15/29 (b)	86,205
1,100,000	6.000% due 1/22/38 (c)	1,126,297
600,000	Government National Mortgage Association (GNMA) II, 5.500% due 1/22/38 (c)	601,314

	Total GNMA	2,016,572

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $30,853,669)	31,123,661

ASSET-BACKED SECURITIES — 5.9%
Credit Card — 0.5%
310,000	Washington Mutual Master Note Trust, 5.058% due 9/15/13 (a)(b)(d)	306,593

Home Equity — 5.4%
199,404	Accredited Mortgage Loan Trust, 5.105% due 9/25/35 (a)(b)	188,660
442,978	ACE Securities Corp., 5.035% due 1/25/36 (a)(b)	190,429
65,879	Argent Securities Inc., 4.925% due 5/25/36 (a)	65,708
510,000	Bear Stearns Asset-Backed Securities Trust, 5.215% due 9/25/34 (a)(b)	497,127
194,079	Countrywide Asset-Backed Certificates, 6.033% due 6/25/34 (a)(b)	157,534
456,960	Countrywide Home Equity Loan Trust, 5.328% due 12/15/33 (a)(b)(d)	393,696
327,408	First Horizon ABS Trust, 5.025% due 10/25/34 (a)(b)	268,381
471,074	GSRPM Mortgage Loan Trust, 5.165% due 3/25/35 (a)(b)(d)	419,255
407,310	Indymac Home Equity Loan Asset-Backed Trust, 5.066% due 4/25/36 (a)(b)	349,596
117,851	IXIS Real Estate Capital Trust, 4.925% due 8/25/36 (a)(b)	117,076
584,839	Lehman XS Trust, 5.075% due 9/25/46 (a)(b)	547,027
371,726	SACO I Trust, 5.035% due 2/25/34 (a)(b)	215,179
7,825	Sail Net Interest Margin Notes, 7.750% due 4/27/33 (d)(e)	8

	Total Home Equity	3,409,676

	TOTAL ASSET-BACKED SECURITIES (Cost — $4,462,003)	3,716,269

COLLATERALIZED MORTGAGE OBLIGATIONS — 20.7%
563,049	American Home Mortgage Investment Trust, 5.294% due 6/25/45 (a)(b)	561,950
400,000	Banc of America Commercial Mortgage Inc., 4.668% due 7/10/43 (b)	382,036
396,596	Banc of America Mortgage Securities, 4.803% due 9/25/35 (a)(b)	393,806
560,000	Bear Stearns Commercial Mortgage Securities, 5.713% due 6/11/40 (a)(b)	577,349
320,220	Commercial Mortgage Pass-Through Certificates, 5.447% due 7/16/34 (b)(d)	325,960
	Countrywide Alternative Loan Trust:
42,108	5.500% due 10/25/33	41,837
446,606	5.118% due 11/20/35 (a)(b)	418,093
505,100	5.135% due 1/25/36 (a)(b)	476,568
533,470	5.075% due 7/25/46 (a)(b)	499,523
	Countrywide Home Loan, Mortgage Pass-Through Trust:
354,570	7.148% due 11/25/34 (a)(b)	354,087
364,402	5.165% due 5/25/35 (a)(b)	344,080

See Notes to Financial Statements.

10  Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 20.7% (continued)
$333,680	Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 4.972% due 8/25/35 (a)(b)	$329,104
	Downey Savings & Loan Association Mortgage Loan Trust:
346,897	5.175% due 3/19/45 (a)(b)	330,426
430,968	5.708% due 3/19/46 (a)(b)	416,962
430,968	5.708% due 3/19/47 (a)(b)	390,094
739,860	GSR Mortgage Loan Trust, 5.024% due 10/25/35 (a)(b)	744,813
	Harborview Mortgage Loan Trust:
496,100	5.365% due 11/19/34 (a)(b)	490,376
396,339	5.315% due 1/19/35 (a)(b)	382,800
	Indymac Index Mortgage Loan Trust:
310,397	6.309% due 3/25/35 (a)(b)	309,039
508,056	5.075% due 5/25/46 (a)(b)	480,760
	JPMorgan Chase Commercial Mortgage Securities Corp.:
640,000	5.814% due 6/12/43 (a)(b)	662,807
550,000	5.819% due 6/15/49 (a)(b)	570,201
194,246	Merrill Lynch Mortgage Investors Trust, 5.029% due 5/25/34 (a)(b)	189,746
270,000	Merrill Lynch Mortgage Trust, 5.659% due 5/12/39 (a)(b)	278,484
669,777	Morgan Stanley Mortgage Loan Trust, 5.523% due 3/25/36 (a)(b)	667,093
661,331	Structured Asset Mortgage Investments Inc., 5.075% due 5/25/46 (a)(b)	620,809
	Washington Mutual Inc.:
261,829	5.942% due 9/25/36 (a)(b)	264,719
525,223	5.135% due 12/25/45 (a)(b)	497,665
297,879	5.155% due 12/25/45 (a)(b)	281,674
	Wells Fargo Mortgage Backed Securities Trust:
461,639	5.000% due 10/25/35 (a)(b)	460,443
208,747	5.240% due 5/25/36 (a)(b)	208,337

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $13,173,379)	12,951,641

CORPORATE BONDS & NOTES — 35.9%
Aerospace & Defense — 0.1%
25,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	25,719

Airlines — 0.6%
	Delta Air Lines Inc., Pass-Through Certificates:
100,000	7.570% due 11/18/10 (b)	101,113
100,000	6.821% due 8/10/22 (b)(d)	95,250
42,653	Northwest Airlines Corp., 7.575% due 3/1/19	42,653
	United Airlines Inc., Pass-Through Certificates:
45,000	6.831% due 9/1/08	52,276
49,094	7.811% due 10/1/09	57,931
23,260	8.030% due 7/1/11	27,098

	Total Airlines	376,321

Auto Components — 0.0%
20,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10	17,800

See Notes to Financial Statements.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report  11

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Automobiles — 0.9%
$190,000	DaimlerChrysler North America Holding Corp., 5.875% due 3/15/11 (b)	$192,932
	Ford Motor Co.:
	Debentures:
50,000	6.625% due 10/1/28	33,500
25,000	8.900% due 1/15/32	19,500
250,000	Notes, 7.450% due 7/16/31 (b)	186,875
	General Motors Corp., Senior Debentures:
155,000	8.250% due 7/15/23 (b)	124,000
5,000	8.375% due 7/15/33	4,050

	Total Automobiles	560,857

Building Products — 0.0%
20,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	20,500

Capital Markets — 1.3%
110,000	Bear Stearns Co. Inc., Subordinated Notes, 5.550% due 1/22/17 (b)	98,753
80,000	Credit Suisse Guernsey Ltd., 5.860% due 5/15/17 (a)(f)	71,740
150,000	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10 (b)	149,593
90,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12 (a)(b)(f)	80,288
50,000	Lehman Brothers Holdings Inc., 5.250% due 2/6/12	49,519
	Morgan Stanley:
	Medium-Term Notes:
210,000	5.625% due 1/9/12 (b)	213,812
50,000	5.659% due 10/18/16 (a)	46,731
60,000	Notes, 3.625% due 4/1/08	59,750
30,000	Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13 (d)	34,150

	Total Capital Markets	804,336

Chemicals — 0.3%
50,000	Arco Chemical Co., Debentures, 9.800% due 2/1/20	48,750
60,000	FMC Finance III SA, Senior Notes, 6.875% due 7/15/17 (d)	60,300
10,000	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14	8,025
85,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12 (b)	91,588

	Total Chemicals	208,663

See Notes to Financial Statements.

12  Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Commercial Banks — 3.3%
	Glitnir Banki HF:
$150,000	Notes, 6.330% due 7/28/11(b)(d)	$146,756
130,000	Subordinated Notes, 6.693% due 6/15/16 (a)(b)(d)	131,060
	ICICI Bank Ltd., Subordinated Bonds:
116,000	6.375% due 4/30/22 (a)(b)(d)	105,183
100,000	6.375% due 4/30/22 (a)(b)(d)	89,637
260,000	Landsbanki Islands HF, 6.100% due 8/25/11(b)(d)	256,451
120,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (a)(b)(d)(f)	119,238
120,000	Royal Bank of Scotland Group PLC, Bonds, 6.990% due 10/5/17 (a)(b)(d)(f)	119,848
120,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (a)(b)(d)	122,559
130,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (a)(b)(d)(f)	110,541
60,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (a)	50,085
	TuranAlem Finance BV, Bonds:
270,000	8.250% due 1/22/37 (b)(d)	231,525
100,000	8.250% due 1/22/37 (b)(d)	85,500
420,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14 (b)	411,212
100,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36 (b)	93,637

	Total Commercial Banks	2,073,232

Commercial Services & Supplies — 0.4%
50,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	47,250
210,000	Waste Management Inc., Senior Note, 6.375% due 11/15/12 (b)	222,269

	Total Commercial Services & Supplies	269,519

Consumer Finance — 4.4%
100,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (a)(b)	101,561
	Ford Motor Credit Co.:
	Notes:
860,000	7.375% due 10/28/09 (b)	809,804
25,000	7.875% due 6/15/10	23,079
	Senior Notes:
500,000	5.800% due 1/12/09 (b)	474,710
131,000	10.241% due 6/15/11 (a)(b)	124,282
	General Motors Acceptance Corp.:
130,000	Bonds, 8.000% due 11/1/31 (b)	109,313
	Notes:
40,000	5.125% due 5/9/08	39,561
160,000	5.625% due 5/15/09 (b)	151,002
20,000	7.250% due 3/2/11	17,543
275,000	6.875% due 9/15/11 (b)	235,444
180,000	6.625% due 5/15/12 (b)	149,772
150,000	6.750% due 12/1/14 (b)	121,139
60,000	Senior Notes, 5.850% due 1/14/09	57,394

See Notes to Financial Statements.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report  13

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Consumer Finance — 4.4% (continued)
	SLM Corp., Medium-Term Notes:
$135,000	5.000% due 10/1/13 (b)	$118,471
225,000	5.375% due 5/15/14 (b)	200,302
30,000	5.050% due 11/14/14	25,967
25,000	5.625% due 8/1/33	19,381

	Total Consumer Finance	2,778,725

Containers & Packaging — 0.2%
	Graham Packaging Co. Inc.:
20,000	8.500% due 10/15/12	18,800
10,000	Senior Subordinated Notes, 9.875% due 10/15/14	9,250
75,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13 (b)	74,437
25,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (d)	25,125
25,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (g)	313

	Total Containers & Packaging	127,925

Diversified Consumer Services — 0.1%
55,000	Service Corp. International, Debentures, 7.875% due 2/1/13	55,565

Diversified Financial Services — 3.8%
100,000	AGFC Capital Trust I, 6.000% due 1/15/67 (a)(b)(d)	90,838
130,000	Aiful Corp., Notes, 5.000% due 8/10/10 (b)(d)	127,660
260,000	El Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11 (b)(d)	268,120
80,000	European Investment Bank, 4.625% due 3/21/12 (b)	81,998
220,000	General Electric Capital Corp., 6.375% due 11/15/67 (a)(b)	227,561
430,000	HSBC Finance Corp., Notes, 4.625% due 1/15/08 (b)	429,933
	JPMorgan Chase & Co.:
210,000	5.150% due 10/1/15 (b)	202,861
410,000	Subordinated Notes, 5.125% due 9/15/14 (b)	402,436
100,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16 (a)(b)(f)	94,866
	Residential Capital LLC, Senior Notes:
10,000	7.814% due 4/17/09 (a)	7,150
40,000	7.615% due 5/22/09 (a)	28,600
335,000	7.500% due 2/22/11 (b)	210,213
160,000	TNK-BP Finance SA, 7.500% due 7/18/16 (b)(d)	155,400
50,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.384% due 10/1/15	37,250

	Total Diversified Financial Services	2,364,886

See Notes to Financial Statements.

14  Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Diversified Telecommunication Services — 1.6%
	Citizens Communications Co.:
$15,000	Senior Bonds, 7.125% due 3/15/19	$14,325
25,000	Senior Notes, 7.875% due 1/15/27	23,938
155,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16 (b)	155,397
50,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10 (e)(g)(h)	0
	Intelsat Corp.:
10,000	9.000% due 6/15/16	10,125
16,000	Senior Notes, 9.000% due 8/15/14	16,160
160,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10 (b)	171,700
125,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15 (b)	123,750
30,000	Level 3 Financing Inc., 9.250% due 11/1/14	27,300
90,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14 (b)	90,225
140,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15 (b)	136,609
80,000	Verizon Global Funding Corp., Notes, 7.375% due 9/1/12 (b)	88,416
120,000	Verizon New York Inc., Senior Debentures, 6.875% due 4/1/12 (b)	127,438
40,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	42,200

	Total Diversified Telecommunication Services	1,027,583

Electric Utilities — 1.3%
70,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	72,730
165,000	Exelon Corp., Bonds, 5.625% due 6/15/35 (b)	147,836
	FirstEnergy Corp., Notes:
120,000	6.450% due 11/15/11 (b)	124,019
245,000	7.375% due 11/15/31 (b)	269,612
90,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10 (b)	98,550
110,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34 (b)	110,176

	Total Electric Utilities	822,923

Energy Equipment & Services — 0.1%
40,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	38,900
	Southern Natural Gas Co.:
20,000	Notes, 5.900% due 4/1/17 (d)	19,771
25,000	Senior Notes, 8.000% due 3/1/32	27,978

	Total Energy Equipment & Services	86,649

Food & Staples Retailing — 0.2%
130,000	CVS Caremark Corp., 6.943% due 1/10/30 (b)(d)	130,753

Food Products — 0.1%
75,000	Dole Food Co. Inc., Senior Notes, 7.250% due 6/15/10	68,625
5,000	Kraft Foods Inc., Senior Notes, 5.625% due 11/1/11	5,118

	Total Food Products	73,743

See Notes to Financial Statements.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report  15

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Health Care Providers & Services — 1.1%
$40,000	Community Health Systems Inc., 8.875% due 7/15/15	$40,950
50,000	DaVita Inc., Senior Notes, 6.625% due 3/15/13	50,000
	HCA Inc.:
90,000	9.250% due 11/15/16 (b)	94,725
	Senior Notes:
58,000	6.250% due 2/15/13	51,040
10,000	6.500% due 2/15/16	8,500
20,000	Senior Secured Notes, 9.625% due 11/15/16 (i)	21,200
50,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	50,250
75,000	Tenet Healthcare Corp., Senior Notes, 7.375% due 2/1/13	66,000
300,000	WellPoint Health Networks Inc., Notes, 6.375% due 1/15/12 (b)	312,166
10,000	WellPoint Inc., 5.875% due 6/15/17	10,086

	Total Health Care Providers & Services	704,917

Hotels, Restaurants & Leisure — 0.8%
10,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	9,575
45,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.875% due 9/15/08	46,759
25,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	22,875
75,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	44,625
50,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	47,250
30,000	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	29,400
	MGM MIRAGE Inc.:
65,000	Notes, 6.750% due 9/1/12	63,619
60,000	Senior Notes, 7.625% due 1/15/17	59,550
75,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.750% due 10/1/13 (b)	76,687
50,000	Station Casinos Inc., Senior Notes, 7.750% due 8/15/16	45,375
50,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (d)	50,750

	Total Hotels, Restaurants & Leisure	496,465

Independent Power Producers & Energy Traders — 2.2%
	AES Corp.:
40,000	7.750% due 10/15/15 (d)	40,800
200,000	8.000% due 10/15/17 (b)(d)	205,500
55,000	Senior Notes, 9.500% due 6/1/09	57,200
60,000	Dynegy Holdings Inc., Senior Debentures, 7.125% due 5/15/18	53,400
	Edison Mission Energy, Senior Notes:
80,000	7.200% due 5/15/19 (b)	79,000
20,000	7.625% due 5/15/27	18,900
	Energy Future Holdings, Senior Notes:
90,000	10.875% due 11/1/17 (b)(d)	90,900
480,000	11.250% due 11/1/17 (b)(d)(i)	487,200

See Notes to Financial Statements.

16  Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Independent Power Producers & Energy Traders — 2.2% (continued)
	NRG Energy Inc., Senior Notes:
$25,000	7.250% due 2/1/14	$24,438
85,000	7.375% due 2/1/16 (b)	83,087
	TXU Corp., Senior Notes:
70,000	5.550% due 11/15/14	56,223
45,000	6.500% due 11/15/24	33,048
215,000	6.550% due 11/15/34 (b)	156,672

	Total Independent Power Producers & Energy Traders	1,386,368

Industrial Conglomerates — 0.7%
420,000	Tyco International Group SA, Notes, 6.000% due 11/15/13 (b)	432,223

Insurance — 0.6%
	American International Group Inc.:
110,000	Junior Subordinated Debentures, 6.250% due 3/15/37 (b)	98,695
20,000	Medium-Term Notes, 5.850% due 1/16/18	20,169
190,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36 (b)	174,677
100,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (a)(b)	93,938

	Total Insurance	387,479

IT Services — 0.4%
200,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09 (b)	206,551
25,000	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13	25,562

	Total IT Services	232,113

Machinery — 0.0%
10,000	Terex Corp., 8.000% due 11/15/17	10,175

Media — 3.2%
175,000	CCH I Holdings LLC/CCH I Holdings Capital Corp., Senior Notes, 11.750% due 5/15/14 (b)	111,562
189,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (b)	154,980
150,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11 (b)	135,846
245,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13 (b)	275,154
80,000	Comcast Cable Communications Inc., Notes, 8.875% due 5/1/17 (b)	95,543
	Comcast Corp., Notes:
120,000	6.500% due 1/15/15 (b)	125,431
10,000	6.500% due 1/15/17	10,444
10,000	5.875% due 2/15/18	9,989
	CSC Holdings Inc., Senior Notes:
5,000	7.625% due 4/1/11	5,013
50,000	6.750% due 4/15/12	48,062
81,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13 (b)	84,645
150,000	EchoStar DBS Corp., Senior Notes, 6.625% due 10/1/14 (b)	149,625
50,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	46,125
40,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	39,100
410,000	Liberty Media Corp., Senior Notes, 7.875% due 7/15/09 (b)	418,298

See Notes to Financial Statements.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report  17

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Media — 3.2% (continued)
	News America Inc.:
$20,000	6.200% due 12/15/34	$19,780
10,000	6.650% due 11/15/37 (d)	10,349
220,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31 (b)	244,152
20,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (d)	19,325

	Total Media	2,003,423

Metals & Mining — 0.5%
60,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	64,500
	Steel Dynamics Inc.:
5,000	7.375% due 11/1/12 (d)	5,050
35,000	Senior Notes, 6.750% due 4/1/15 (d)	33,950
220,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36 (b)	223,654

	Total Metals & Mining	327,154

Multi-Utilities — 0.4%
220,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12 (b)	226,142

Multiline Retail — 0.1%
25,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15	26,156

Oil, Gas & Consumable Fuels — 5.4%
55,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	62,018
45,000	Anadarko Petroleum Corp., Senior Notes, 6.450% due 9/15/36	45,976
	Chesapeake Energy Corp., Senior Notes:
100,000	6.625% due 1/15/16 (b)	98,250
50,000	6.250% due 1/15/18	48,250
	Compagnie Generale de Geophysique SA, Senior Notes:
10,000	7.500% due 5/15/15	10,175
45,000	7.750% due 5/15/17	45,675
275,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29 (b)	314,997
	El Paso Corp., Medium-Term Notes:
50,000	7.375% due 12/15/12	51,440
190,000	7.800% due 8/1/31 (b)	193,773
75,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	72,562
150,000	Gaz Capital SA, Notes, 8.625% due 4/28/34 (b)(d)	188,250
180,000	Gazprom, Loan Participation Notes, 6.212% due 11/22/16 (b)(d)	173,142
190,000	Hess Corp., Notes, 7.300% due 8/15/31 (b)	214,056
182,000	Intergas Finance BV, 6.375% due 5/14/17 (b)(d)	163,800
	Kerr-McGee Corp.:
130,000	6.950% due 7/1/24 (b)	139,213
335,000	Notes, 7.875% due 9/15/31 (b)	400,614
	Kinder Morgan Energy Partners LP:
120,000	6.750% due 3/15/11 (b)	125,977
	Senior Notes:
30,000	6.300% due 2/1/09	30,396
20,000	6.000% due 2/1/17	20,034
	OPTI Canada Inc., Senior Secured Notes:
30,000	7.875% due 12/15/14 (d)	29,475

See Notes to Financial Statements.

18  Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Oil, Gas & Consumable Fuels — 5.4% (continued)
$30,000	8.250% due 12/15/14 (d)	$29,850
15,000	Peabody Energy Corp., 6.875% due 3/15/13	15,150
	Pemex Project Funding Master Trust:
40,000	6.625% due 6/15/35 (d)	42,361
25,000	Senior Bonds, 6.625% due 6/15/35	26,476
150,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16 (b)	153,750
10,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (d)	9,550
55,000	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	51,287
50,000	Tennessee Gas Pipeline Co., 7.625% due 4/1/37	54,030
25,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	24,875
	Williams Cos. Inc.:
30,000	Debentures, 7.500% due 1/15/31	32,400
	Notes:
150,000	7.125% due 9/1/11 (b)	159,187
60,000	7.875% due 9/1/21	66,825
10,000	8.750% due 3/15/32	12,275
	Senior Notes:
125,000	7.625% due 7/15/19 (b)	136,094
70,000	7.750% due 6/15/31 (b)	77,000
30,000	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12	32,825

	Total Oil, Gas & Consumable Fuels	3,352,008

Paper & Forest Products — 0.3%
150,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12 (b)	157,664

Pharmaceuticals — 0.2%
110,000	Wyeth, 5.950% due 4/1/37 (b)	110,674

Real Estate Management & Development — 0.1%
110,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15 (d)	69,575

Road & Rail — 0.1%
	Hertz Corp.:
20,000	Senior Notes, 8.875% due 1/1/14	20,375
5,000	Senior Subordinated Notes, 10.500% due 1/1/16	5,200

	Total Road & Rail	25,575

Thrifts & Mortgage Finance — 0.3%
	Countrywide Financial Corp., Medium-Term Notes:
60,000	5.076% due 6/18/08 (a)	53,081
50,000	5.384% due 1/5/09 (a)	39,622
100,000	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27 (b)	87,500

	Total Thrifts & Mortgage Finance	180,203

Tobacco — 0.2%
110,000	Altria Group Inc., Notes, 7.000% due 11/4/13 (b)	123,166

See Notes to Financial Statements.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report  19

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Wireless Telecommunication Services — 0.6%
$60,000	America Movil SAB de CV, 5.625% due 11/15/17	$58,926
125,000	Nextel Communications Inc., Senior Notes, 7.375% due 8/1/15 (b)	123,172
200,000	Sprint Capital Corp., Senior Notes, 8.375% due 3/15/12 (b)	216,797

	Total Wireless Telecommunication Services	398,895

	TOTAL CORPORATE BONDS & NOTES (Cost — $23,114,905)	22,476,074

CONVERTIBLE BOND & NOTE — 0.1%
Automobiles — 0.1%
40,000	Ford Motor Co., Senior Notes, 4.250% due 12/15/36 (Cost — $40,000)	39,950

SOVEREIGN BONDS — 1.6%
Italy — 0.6%
350,000	Region of Lombardy, 5.804% due 10/25/32 (b)	377,353

Mexico — 0.6%
	United Mexican States,
	Medium-Term Notes, Series A:
140,000	5.875% due 1/15/14 (b)	145,950
196,000	6.750% due 9/27/34 (b)	216,874

	Total Mexico	362,824

Russia — 0.4%
	Russian Federation:
2,778	8.250% due 3/31/10 (d)	2,883
175,000	11.000% due 7/24/18 (b)(d)	251,326

	Total Russia	254,209

	TOTAL SOVEREIGN BONDS (Cost — $949,197)	994,386

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.5%
U.S. Government Agencies — 1.1%
300,000	Farmer Mac, Guaranteed Trust, 5.125% due 4/19/17 (b)(d)	310,815
340,000	Tennessee Valley Authority, 5.980% due 4/1/36 (b)	388,002

	Total U.S. Government Agencies	698,817

U.S. Government Obligations — 0.4%
	U.S. Treasury Bonds:
50,000	8.875% due 8/15/17	68,812
80,000	4.750% due 2/15/37 (b)	83,750
	U.S. Treasury Notes:
5,000	4.500% due 3/31/09	5,085
40,000	4.500% due 3/31/12	41,819
24,000	5.125% due 5/15/16	25,984

	Total U.S. Government Obligations	225,450

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $886,302)	924,267

See Notes to Financial Statements.

20  Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.7%
	U.S. Treasury Bonds, Inflation Indexed:
$94,736	2.000% due 1/15/16 (b)	$97,252
221,050	2.000% due 1/15/26 (b)	220,222
	U.S. Treasury Notes, Inflation Indexed:
66,169	0.875% due 4/15/10	65,967
72,416	2.500% due 7/15/16 (b)	77,247

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $443,357)	460,688

Shares

COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
122,658	Home Interiors & Gifts Inc. (e)(h)*	0

CONSUMER STAPLES — 0.0%
Food Products — 0.0%
3,630	Aurora Foods Inc. (e)(h)*	0

TELECOMMUNICATION SERVICES — 0.0%
Diversified Telecommunication Services — 0.0%
66	McLeodUSA Inc., Class A Shares (e)(h)*	0

	TOTAL COMMON STOCKS (Cost — $49,437)	0

PREFERRED STOCKS — 0.6%
FINANCIALS — 0.6%
Thrifts & Mortgage Finance — 0.6%
8,000	Federal Home Loan Mortgage Corp. (FHLMC), 8.375% (b)	209,200
300	Federal National Mortgage Association (FNMA), 7.000% (a)	13,903
6,000	Federal National Mortgage Association (FNMA), 8.250% (b)	154,500

	TOTAL PREFERRED STOCKS (Cost — $365,960)	377,603

Warrants

WARRANTS — 0.0%
60	Cybernet Internet Services International Inc., Expires 7/1/09 (d)(e)(h)*	0
50	GT Group Telecom Inc., Class B Shares, Expires 2/1/10 (d)(e)(h)*	0
50	IWO Holdings Inc., Expires 1/15/11 (d)(e)(h)*	0
60	Merrill Corp., Class B Shares, Expires 5/1/09 (d)(e)(h)*	0

	TOTAL WARRANTS (Cost — $21,252)	0

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $74,359,461)	73,064,539

See Notes to Financial Statements.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report  21

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

SHORT-TERM INVESTMENTS — 1.7%
U.S. Government Agency — 0.7%
$450,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.203% due 3/17/08 (j)(k) (Cost — $445,241)	$446,171

Repurchase Agreement — 1.0%
649,000	Morgan Stanley tri-party repurchase agreement dated 12/31/07, 4.250% due 1/2/08; Proceeds at maturity — $649,153; (Fully collateralized by U.S. government agency obligation, 5.000% due 1/30/09; Market value — $675,765) (Cost — $649,000) (b)	649,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $1,094,241)	1,095,171

	TOTAL INVESTMENTS — 118.3% (Cost — $75,453,702#)	74,159,710
	Liabilities in Excess of Other Assets — (18.3)%	(11,492,529)

	TOTAL NET ASSETS — 100.0%	$62,667,181

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

(b)	All or a portion of this security is segregated for open futures contracts, written options and extended settlements.

(c)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Illiquid security.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Security is currently in default.

(h)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(i)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(j)	Rate shown represents yield-to-maturity.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $75,510,219.

Schedule of Options Written

Contracts	Security	Expiration Date	Strike Price	Value

25	U.S. Treasury Notes 10-Year Futures, Call	2/22/08	$111.00	$71,094
3	U.S. Treasury Notes 10-Year Futures, Call	2/22/08	112.00	422
8	U.S. Treasury Notes 10-Year Futures, Put	2/22/08	107.00	375
13	U.S. Treasury Notes 10-Year Futures, Put	2/22/08	112.00	9,750

	TOTAL OPTIONS WRITTEN (Premiums received — $37,318)			$81,641

See Notes to Financial Statements.

22  Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report

Statement of Assets and Liabilities (December 31, 2007)

ASSETS:
Investments, at value (Cost — $75,453,702)	$74,159,710
Cash	715
Receivable for securities sold	2,034,688
Interest receivable	617,925
Receivable from broker — variation margin on open futures contracts	47,192
Principal paydown receivable	35,938
Prepaid expenses	17,078

Total Assets	76,913,246

LIABILITIES:
Payable for securities purchased	14,016,370
Options written, at value (premium received $37,318)	81,641
Payable for Fund shares repurchased	71,744
Investment management fee payable	34,750
Trustees’ fees payable	2,745
Deferred compensation payable	2,359
Accrued expenses	36,456

Total Liabilities	14,246,065

Total Net Assets	$62,667,181

NET ASSETS:
Par value (Note 4)	$73
Paid-in capital in excess of par value	72,370,761
Undistributed net investment income	99,501
Accumulated net realized loss on investments, futures contracts, options written and foreign currency transactions	(8,381,986)
Net unrealized depreciation on investments, futures contracts, options written and foreign currencies	(1,421,168)

Total Net Assets	$62,667,181

Shares Outstanding	7,272,223

Net Asset Value	$8.62

See Notes to Financial Statements.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report  23

Statement of Operations (For the year ended December 31, 2007)

INVESTMENT INCOME:
Interest	$4,244,845
Dividends	1,091

Total Investment Income	4,245,936

EXPENSES:
Investment management fee (Note 2)	454,259
Shareholder reports	50,470
Legal fees	46,351
Audit and tax	22,276
Custody fees	5,234
Trustees’ fees	2,298
Insurance	1,746
Transfer agent fees	83
Miscellaneous expenses	10,246

Total Expenses	592,963
Less: Fees paid indirectly (Note 1)	(557)

Net Expenses	592,406

Net Investment Income	3,653,530

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	242,489
Futures contracts	(581,630)
Options written	69,068
Foreign currency transactions	(88)

Net Realized Loss	(270,161)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(1,910,093)
Futures contracts	(70,417)
Options written	(47,336)
Foreign currencies	(119)

Change in Net Unrealized Appreciation/Depreciation	(2,027,965)

Net Loss on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	(2,298,126)

Increase in Net Assets From Operations	$1,355,404

See Notes to Financial Statements.

24  Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

	2007	2006

OPERATIONS:
Net investment income	$3,653,530	$4,270,557
Net realized loss	(270,161)	(1,092,629)
Change in net unrealized appreciation/depreciation	(2,027,965)	931,481

Increase in Net Assets From Operations	1,355,404	4,109,409

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1)
Net investment income	(3,350,007)	(4,336,895)
Return of capital	—	(213,110)

Decrease in Net Assets From Distributions to Shareholders	(3,350,007)	(4,550,005)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	5,648,966	669,714
Reinvestment of distributions	3,350,007	4,550,005
Cost of shares repurchased	(20,515,226)	(18,122,599)

Decrease in Net Assets From Fund Share Transactions	(11,516,253)	(12,902,880)

Decrease in Net Assets	(13,510,856)	(13,343,476)
NET ASSETS:
Beginning of year	76,178,037	89,521,513

End of year*	$62,667,181	$76,178,037

* Includes undistributed (overdistributed) net investment income of:	$99,501	$(5,793)

See Notes to Financial Statements.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report  25

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

	2007(1)		2006(1)		2005(1)		2004(1)		2003(1)

Net Asset Value, Beginning of Year	$8.93		$9.01		$9.30		$9.15		$8.69

Income (Loss) From Operations:
Net investment income	0.47		0.48		0.46		0.48		0.52
Net realized and unrealized gain (loss)	(0.30)		0.01		(0.22)		0.14		0.50

Total Income From Operations	0.17		0.49		0.24		0.62		1.02

Less Distributions From:
Net investment income	(0.48)		(0.54)		(0.53)		(0.47)		(0.56)
Return of capital	—		(0.03)		—		—		—

Total Distributions	(0.48)		(0.57)		(0.53)		(0.47)		(0.56)

Net Asset Value, End of Year	$8.62		$8.93		$9.01		$9.30		$9.15

Total Return(2)	1.98%		5.39%		2.56%		6.74%		11.73%

Net Assets, End of Year (000s)	$62,667		$76,178		$89,522		$100,304		$94,572

Ratios to Average Net Assets:
Gross expenses	0.85%		0.75	%(4)	0.77%		0.76%		0.76%
Net expenses	0.85	(3)	0.74	(4)(5)	0.77		0.76	(5)	0.76
Net investment income	5.23		5.24		4.87		5.15		5.73

Portfolio Turnover Rate	67	%(6)	224	%(6)	83	%(6)	57	%(6)	54	%(6)

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

(3)	There was no impact to the expense ratio as a result of fees paid indirectly.

(4)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.73% and 0.72%, respectively (Note 9).

(5)	Reflects fee waivers and/or expense reimbursements.

(6)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 416%, 632%, 538%, 382% and 256% for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively.

See Notes to Financial Statements.

26  Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies
Legg Mason Partners Variable Diversified Strategic Income Portfolio (the “Fund”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 30, 2007, the Fund was a separate diversified investment series of Legg Mason Partners Variable Portfolios II, a Massachusetts business trust registered under the 1940 Act.
Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.
The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.
(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
(c) Fees Paid Indirectly. The Fund’s custodian calculates its fees based on the Fund’s average daily net assets. The fee is reduced according to a fee arrangement, which provides

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report  27

Notes to Financial Statements (continued)

for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.
(d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically, but not necessarily, to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign denominated futures, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.
The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.
The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the

28  Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(f) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
(g) Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.
The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.
The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report  29

Notes to Financial Statements (continued)

realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(i) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.
Investments in structured securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.
(j) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
(k) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(l) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute

30  Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.
Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net	Accumulated Net
	Investment Income	Realized Loss	Paid-in Capital

(a)	$(4,186)	—	$4,186
(b)	(194,043)	$194,043	—

(a)	Reclassifications are primarily due to a prior year return of capital adjustment.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, income from mortgage-backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of consent fees.

2.	Investment Management Agreement and Other Transactions with Affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).
Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate

First $1.0 billion	0.650%
Next $1.0 billion	0.625
Next $3.0 billion	0.600
Next $5.0 billion	0.575
Over $10.0 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report  31

Notes to Financial Statements (continued)

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.
The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of December 31, 2007, the Fund had accrued $2,359 as deferred compensation payable.
Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments
During the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

		U.S. Government &
	Investments	Agency Obligations

Purchases	$8,987,131	$344,824,148

Sales	9,165,424	355,840,449

32  Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$804,489
Gross unrealized depreciation	(2,154,998)

Net unrealized depreciation	$(1,350,509)

At December 31, 2007, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain (Loss)

Contracts to Buy:
Euribor	16	6/08	$5,602,986	$5,589,126	$(13,860)
Eurodollar	13	3/08	3,108,378	3,112,363	3,985
Eurodollar	13	6/08	3,095,103	3,128,288	33,185
Eurodollar	18	9/08	4,335,777	4,342,950	7,173
Eurodollar	5	12/08	1,203,775	1,207,875	4,100
Eurodollar	5	3/09	1,203,025	1,207,875	4,850
Eurodollar	5	6/09	1,201,400	1,206,375	4,975
Eurodollar	5	9/09	1,199,712	1,204,375	4,663
Federal Republic of Germany 10-Year Bonds	26	3/08	4,386,516	4,299,685	(86,831)
U.S. Treasury 2-Year Note	10	3/08	2,102,238	2,102,500	262
U.S. Treasury Long Bond	40	3/08	4,701,794	4,655,000	(46,794)

					(84,292)
Contracts to Sell:
U.S. Treasury 5-Year Note	47	3/08	5,175,421	5,183,219	$(7,798)
U.S. Treasury 10-Year Note	84	3/08	9,534,135	9,524,812	9,323

					1,525

Net Unrealized Loss on Open Futures Contracts					$(82,767)

During the year ended December 31, 2007, written option transactions for the Fund were as follows:

	Number of	Premiums
	Contracts	Received

Options written, outstanding December 31, 2006	63	$18,310
Options written	259	117,174
Options closed	(229)	(84,261)
Options expired	(44)	(13,905)

Options written, outstanding December 31, 2007	49	$37,318

At December 31, 2007, the Fund held TBA securities with a total cost of $11,971,933.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report  33

Notes to Financial Statements (continued)

4.	Shares of Beneficial Interest
At December 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Prior to April 30, 2007, the Trust had an unlimited number of shares of beneficial interest with a par value of $0.001 per share.
Transactions in shares of the Fund were as follows:

	Year Ended		Year Ended
	December 31, 2007		December 31, 2006
	Shares	Amount	Shares	Amount

Shares sold	623,801	$5,648,966	73,186	$669,714
Shares issued on reinvestment	390,899	3,350,007	508,949	4,550,005
Shares repurchased	(2,269,743)	(20,515,226)	(1,985,939)	(18,122,599)

Net Decrease	(1,255,043)	$(11,516,253)	(1,403,804)	$(12,902,880)

5.	Income Tax Information and Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2007	2006

Distributions paid from:
Ordinary Income	$3,350,007	$4,336,895
Tax Return of Capital	—	213,110

Total Distributions Paid	$3,350,007	$4,550,005

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$118,733
Capital loss carryforward*	(8,324,496)
Other book/tax temporary differences(a)	(20,205)
Unrealized appreciation/(depreciation)(b)	(1,477,685)

Total accumulated earnings/(losses) — net	$(9,703,653)

*	As of December 31, 2007, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2008	$(448,818)
12/31/2009	(4,543,816)
12/31/2010	(2,118,955)
12/31/2014	(1,079,367)
12/31/2015	(133,540)

$(8,324,496)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures contracts, the deferral of post-October capital losses for tax purpose and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

34  Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

6.	Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then-investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).
The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.
SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3,

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report  35

Notes to Financial Statements (continued)

2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.
The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.
On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7.	Legal Matters
Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim,

36  Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.
On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.
On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.
Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *
Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

8.	Other Matters
As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc.,

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report  37

Notes to Financial Statements (continued)

its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.
* * *
On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).
The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.
In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

38  Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

9.	Special Shareholder Meeting and Reorganization
Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies.
The portions of these costs borne by the Fund are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

10.	Recent Accounting Pronouncement
On September 20, 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report  39

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Variable Diversified Strategic Income Portfolio, a series of Legg Mason Partners Variable Income Trust (formerly a series of Legg Mason Partners Variable Portfolios II) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Diversified Strategic Income Portfolio as of December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 19, 2008

40  Legg Mason Partners Variable Diversified Strategic Income Portfolio 2007 Annual Report

Board Approval of Management and Subadvisory
Agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Variable Income Trust (the “Trust”) held on November 12-13, 2007, the Board, including the Board members who are not considered to be “interested persons” of the Trust (the “Independent Board Members”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Partners Variable Diversified Strategic Income Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Board Members, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser.

Background
The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. The Board received and considered a variety of information about the Manager, the Subadvisers and the Fund’s distributor (and any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board Approval of Management Agreement and Sub-Advisory Agreements
The Independent Board Members were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Board Members also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Board Members, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the

Legg Mason Partners Variable Diversified Strategic Income Portfolio  41

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

Management Agreement and the Sub-Advisory Agreements, and each Board Member attributed different weight to the various factors.

Nature, Extent and Quality of the Services under the
Management Agreement and Sub-Advisory Agreements
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements during the past two years. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.
The Board considered the division of responsibilities among the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans, organizational changes and portfolio manager compensation plan.
The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Fund Performance
The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a

42  Legg Mason Partners Variable Diversified Strategic Income Portfolio

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark.
The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds classified by Lipper as general bond funds underlying variable insurance products, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2007 was lower than the median. Management noted that there has been a change in the portfolio management team, effective December 2005, which was implemented in an attempt to improve the Fund’s results over time. The potential impact of such change was, therefore, not fully reflected in the Lipper materials. The Board noted the explanations from the Manager concerning the underperformance versus the peer group.
Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager to continue to improve performance.

Management Fees and Expense Ratios
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid directly or indirectly by the Manager, not the Fund, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.
Additionally, the Board received and considered information comparing the Contractual Management Fees and the actual fees paid (the “Actual Management Fee”), and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Actual Management Fee with respect to the Fund takes into account certain waivers and reimbursements. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.
The Manager reviewed with the Board the differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment

Legg Mason Partners Variable Diversified Strategic Income Portfolio  43

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.
Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by distributors affiliated with the Fund during the past two years and how the amounts received by the distributors were paid during that period.
The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of funds (including the Fund) classified as general bond funds underlying variable insurance products and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Fee was at the median and the Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was below the median.
Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager Profitability
The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data, as well as a report from an outside consultant that had reviewed the methodologies. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund.

Economies of Scale
The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s assets levels.
The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board also noted that as the Fund’s assets increase over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

44  Legg Mason Partners Variable Diversified Strategic Income Portfolio

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other Benefits to the Manager and the Subadvisers
The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.
In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *
In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Partners Variable Diversified Strategic Income Portfolio  45

Additional Information (unaudited)

Information about Trustees and Officers
The business and affairs of Legg Mason Partners Variable Diversified Strategic Income Portfolio (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

				Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)	68	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)	68	None

Jane F. Dasher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	68	None

46  Legg Mason Partners Variable Diversified Strategic Income Portfolio

Additional Information (unaudited) (continued)

				Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Mark T. Finn c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	68	None

Rainer Greeven c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	68	None

Stephen R. Gross c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)	68	Director, Andersen Calhoun (assisted living) (since 1987)

Richard E. Hanson, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1985	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)	68	None

Diana R. Harrington c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	68	None

Legg Mason Partners Variable Diversified Strategic Income Portfolio  47

Additional Information (unaudited) (continued)

				Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Susan M. Heilbron c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1945	Trustee	Since 1994	Independent Consultant (since 2001)	68	None

Susan B. Kerley c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	68	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1990	President, George Mason University (since 1996)	68	Director of Cardinal Financial Corp. (since 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director Comshare, Inc. (information technology) (from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)	68	None

48  Legg Mason Partners Variable Diversified Strategic Income Portfolio

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee of 149 Funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (from 2002 to 2005); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (from 2002 to 2005)	137	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)

Officers:
Frances M. Guggino Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason or its predecessors (from 1999 to 2004)	N/A	N/A

Legg Mason Partners Variable Diversified Strategic Income Portfolio  49

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA
			(since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML
			Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

50  Legg Mason Partners Variable Diversified Strategic Income Portfolio

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason	N/A	N/A

David Castano Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1971	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS
Global Asset Management (from 2003 to 2004);
			Accounting Manager at Citigroup Asset Management (prior to 2003)	N/A	N/A

Matthew Plastina Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1970	Controller	Since 2007	Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)	N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners fund complex.

(3)	Mr. Gerken is an “interested person” of the Fund as defined in 1940 Act, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Variable Diversified Strategic Income Portfolio  51

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Legg Mason Partners
Variable Diversified Strategic Income Portfolio

TRUSTEES
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
  Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

INVESTMENT MANAGER
Legg Mason Partners Fund Advisor, LLC

SUBADVISERS
Western Asset Management Company
Western Asset Management Company Limited

DISTRIBUTOR
Legg Mason Investor Services, LLC

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT
PFPC Inc. 4400 Computer Drive Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP 345 Park Avenue New York, New York 10154

This report is submitted for the general information of the shareholders of the Legg Mason Partners Variable Diversified Strategic Income Portfolio. It is not for distribution to prospective investors unless accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

 2008 Legg Mason
Investors Services, LLC
Member FINRA, SIPC

FDXX010728 2/08 SR08-500

Legg Mason Partners
Variable Diversified
Strategic Income Portfolio
The Fund is a separate investment series of the Legg Mason Partners Variable Income Trust, a Maryland business trust.
LEGG MASON PARTNERS VARIABLE
DIVERSIFIED STRATEGIC INCOME PORTFOLIO
Legg Mason Partners Funds
55 Water Street
32nd Floor
New York, New York 10041
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2006 and December 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $62,500 in 2006 and $66,100 in 2007.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $7,500 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Income Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $14,996 in 2006, which was performed by PwC and KPMG and $8,300 in 2007 performed by KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Income Trust.
All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LPMFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $0 in 2007.
(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer N. K. Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit
b)	Not applicable
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
     ITEM 12. EXHIBITS.
(a) (1)  Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Income Trust

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust
Date: March 6, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust
Date: March 6, 2008

By:	/s/ Frances M. Guggino

(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Variable Income Trust
Date: March 6, 2008